EXHIBIT 10.2
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                 CONSOLIDATED COMMUNICATIONS HOLDINGS, INC.
                        2005 LONG-TERM INCENTIVE PLAN
                     PERFORMANCE STOCK GRANT CERTIFICATE

   This Performance Stock Grant Certificate evidences an award to _______________ ("Employee") of a Performance Stock Grant made pursuant to the Consolidated Communications Holdings, Inc. 2005 Long-Term Incentive Plan that entitles Employee to shares of restricted Stock as described below. This Performance Stock Grant is granted effective as of _______________, 200__, which shall be referred to as the "Grant Date."

                                      CONSOLIDATED COMMUNICATIONS
                                      HOLDINGS, INC.


                                      BY:__________________________


                            TERMS AND CONDITIONS

        SECTION 1.     PERFORMANCE GRANT.

        (a) Employee shall be entitled to receive shares of restricted Stock, the number of which is based on the level of achievement of the performance goals established with respect to the calendar year in which the Grant Date occurs, as set forth on the attached Exhibit A. If the performance goals are achieved at the target level, Employee shall be entitled to __________ shares of restricted Stock. If the performance goals are achieved at above or below the target level, the target number of shares shall be adjusted as described on Exhibit A.

        (b) Notwithstanding the foregoing, Employee shall not be entitled to receive any shares of restricted Stock if Employee does not remain continuously employed by the Company or any Subsidiary or Affiliate from the Grant Date until the date the Committee determines performance goal achievement as described in (a) above.

        SECTION 2. VESTING. Subject to Section 3, Employee's interest in the restricted Stock received in accordance with Section 1 shall vest and become nonforfeitable as follows:

        (a) his interest in the first one quarter of the shares of restricted Stock shall become nonforfeitable only if he remains continuously employed by the Company or any Subsidiary or Affiliate until December ___, 200__,



        (b) his interest in the second one quarter of the shares of restricted Stock shall become nonforfeitable only if he remains continuously employed by the Company or any Subsidiary or Affiliate until December ___, 200__,

        (c) his interest in the third one quarter of the shares of restricted Stock shall become nonforfeitable only if he remains continuously employed by the Company or any Subsidiary or Affiliate until December ___, 200__, and

        (d) his interest in the balance of the shares of restricted Stock shall become nonforfeitable only if he remains continuously employed by the Company or any Subsidiary or Affiliate until December ___, 200__.

        SECTION 3. FORFEITURE. If Employee's continuous employment with the Company or its Subsidiaries or Affiliates terminates for any reason whatsoever before his interest in all of the shares of Stock received pursuant to this Performance Stock Grant have become nonforfeitable under Section 2, then he shall (except as provided in Section 15 of the Plan) forfeit all of the shares of Stock received pursuant to this Performance Stock Grant except those shares in which he has (pursuant to Section 2) a nonforfeitable interest on the date his status as a Employee so terminates.

        SECTION 4. STOCKHOLDER STATUS. Employee shall have the right under this Performance Stock Grant to receive cash dividends (other than cash dividends which the Committee determines are extra-ordinary cash dividends) on all of the shares of restricted Stock received pursuant to this Performance Stock Grant and to vote such shares until Employee's right to such shares is forfeited or becomes nonforfeitable. If Employee forfeits any shares under Section 3, Employee shall at the same time forfeit Employee's right to vote such shares and to receive cash dividends paid with respect to such shares. Any extra-ordinary cash dividends, Stock dividends or other distributions of property made with respect to shares that remain subject to forfeiture under Section 2 shall be held by the Company, and Employee's rights to receive such dividends or other property shall be forfeited or shall be nonforfeitable at same time the shares of Stock with respect to which the dividends or other property are attributable are forfeited or become nonforfeitable. Except for the rights to receive cash dividends (other than cash dividends which the Committee determines are extra-ordinary cash dividends) and vote the shares of restricted Stock received pursuant to this Performance Stock Grant which are described in this Section 4, Employee shall have no rights as a Stockholder with respect to such shares of Stock until Employee's interest in such shares has become nonforfeitable.

        SECTION 5. STOCK CERTIFICATES. The Company shall issue a stock certificate for the shares of restricted Stock subject to this Performance Stock Grant in the name of Employee upon Employee's execution of the irrevocable stock power in favor of the Company

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   attached as Exhibit B.   Alternatively, in lieu of issuing stock
   certificates, the Company may reflect the issuance of shares of Stock to Employee on a non-certificated basis, with the ownership of such shares of Stock by Employee evidenced solely by book entry in the records of the Company's transfer agent. The Secretary of the Company shall hold such stock certificate or retain such share entry representing such shares and any distributions made with respect to such shares (other than ordinary cash dividends) until such time as Employee's interest in such shares have become nonforfeitable or have been forfeited. As soon as practicable after each date as of which his interest in any shares becomes nonforfeitable under Section 2(a), and subject to Section 6, the Company shall issue to Employee a stock certificate reflecting the shares in which his interest has become nonforfeitable on such date, or shall transfer such shares via a book entry credit to the record of Employee's broker if so requested by Employee (together with any distributions made with respect to the shares that have been held by the Company). If shares are forfeited, the shares (together with any distributions made with respect to the shares that have been held by the Company) automatically shall revert back to the Company.

        SECTION 6. TRANSFER OF STOCK. Rights granted under this Performance Stock Grant Certificate shall be transferable by Employee as provided in Section 11 of the Plan.

        SECTION 7. WITHHOLDING TAXES. If applicable, Employee shall pay to the Company an amount sufficient to satisfy all minimum Federal, state and local withholding tax requirements prior to the delivery of any certificate for shares. Payment of such taxes may be made by one or more of the following methods: (a) in cash; (b) in cash received from a broker-dealer to whom Employee has submitted notice together with irrevocable instructions to deliver promptly to the Company the amount of sales proceeds from the sale of the shares subject to the Performance Stock Grant to pay the withholding taxes;
   (c) by directing the Company to withhold such number of shares of common stock of the Company otherwise issuable in connection with the Performance Stock Grant having an aggregate fair market value equal to the minimum amount of tax required to be withheld; or (d) by delivering (either directly or through attestation) previously acquired shares of common stock of the Company that are acceptable to the Committee that have an aggregate fair market value equal to the amount required to be withheld.

        SECTION 8. OTHER LAWS. The Company shall have the right to refuse to transfer shares of Stock subject to this Performance Stock Grant to Employee if the Company acting in its absolute discretion determines that the transfer of such shares might violate any applicable law or regulation.

        SECTION 9. NO RIGHT TO CONTINUE SERVICE. Neither the Plan, this Performance Stock Grant Certificate, nor any related material


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   shall give Employee the right to continue to be employed by the
   Company or its Subsidiaries or Affiliates.

        SECTION 10. GOVERNING LAW. The Plan and this Performance Stock Grant Certificate shall be governed by the laws of the State of Delaware.

        SECTION 11. BINDING EFFECT. This Performance Stock Grant Certificate shall be binding upon the Company and Employee and their respective heirs, executors, administrators and successors.

        SECTION 12. HEADINGS AND SECTIONS. The headings contained in this Performance Stock Grant Certificate are for reference purposes only and shall not affect in any way the meaning or interpretation of this Performance Stock Grant Certificate. All references to sections in this Performance Stock Grant Certificate shall be to sections of this Performance Stock Grant Certificate unless otherwise expressly stated as part of such reference.

        SECTION 13. PLAN AND STOCK GRANT CERTIFICATE. This Performance Stock Grant is subject to all of the terms and conditions set forth in this Performance Stock Grant Certificate and in the Plan. If a determination is made that any term or condition set forth in this Performance Stock Grant Certificate is inconsistent with the Plan, the Plan shall control. All of the capitalized terms not otherwise defined in this Performance Stock Grant Certificate shall have the same meaning in this Performance Stock Grant Certificate as in the Plan. A copy of the Plan will be made available to Employee upon written request to the corporate Secretary of the Company.
























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                                                                EXHIBIT A

                     PERFORMANCE GOALS AND PAYOUT LEVELS


   [Describe performance goals, target and other payout levels, and adjustment procedures.]













































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                                                                EXHIBIT B

                           IRREVOCABLE STOCK POWER

        As a condition to the issuance to the undersigned of the shares of Stock which were granted to the undersigned as a Stock Grant under the Consolidated Communications Holdings, Inc. 2005 Long-Term Incentive Plan in the Performance Stock Grant Certificate dated _______________, 200__, the undersigned hereby executes this Irrevocable Stock Power in order to sell, assign and transfer to Consolidated Communications Holdings, Inc. the shares of Stock subject to such Performance Stock Grant for purposes of effecting any forfeiture called for under Section 2(b) of the Performance Stock Grant Certificate and does hereby irrevocably give Consolidated Communications Holdings, Inc. the power (without any further action on the part of the undersigned) to transfer such shares of Stock on its books and records back to Consolidated Communications Holdings, Inc. to effect any such forfeiture. This Irrevocable Stock Power shall expire automatically with respect to any shares of Stock on the date such shares of Stock are no longer subject to forfeiture under Section 2(b) of such Performance Stock Grant Certificate or, if earlier, immediately after such a forfeiture has been effected with respect to such shares of Stock.


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                                      (Date)























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